Exhibit 10.1

                                                          BLAKE DAWSON WALDRON
                                                                LAWYERS
                                                          --------------------







                            Underwriting Agreement




                       Reckson Operating Partnership, LP

                     Reckson Australia Management Limited
                              ABN 65 114 294 281

         as responsible entity for the Reckson New York Property Trust

                               ARSN 115 585 709

                           UBS AG, Australia Branch

                              ABN 47 088 129 613

                Citigroup Global Markets Australia Pty Limited
                              ABN 64 003 114 832









                                     Level 36
                              Grosvenor Place
                            225 George Street
                              Sydney NSW 2000      Ref:  SJD MDRV 02 1387 3037
                  Telephone: + 61 2 9258 6000
                        Fax: + 61 2 9258 6999

                         (C) Blake Dawson Waldron 2005




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                                   CONTENTS



1. INTERPRETATION                                                              1

         1.1      Definitions                                                  1
         1.2      Rules for interpreting this agreement                        7
         1.3      Business Days                                                8
         1.4      Success of the Offer                                         8
         1.5      Valid Application                                            8
         1.6      Underwriters' relationship                                   8

2. CONDITIONS PRECEDENT                                                        9

         2.1      Conditions precedent to underwriting                         9
         2.2      Obligations to satisfy conditions                            9
         2.3      Waiver                                                       9
         2.4      Failure to fulfil condition precedent                        9

3. APPOINTMENT AND OBLIGATION TO UNDERWRITE                                   10

         3.1      Appointment                                                 10
         3.2      Agreement to underwrite                                     10
         3.3      Agreement to manage                                         10
         3.4      Several obligations                                         10
         3.5      Sub-underwrite                                              10

4. WARRANTIES, UNDERTAKINGS AND INDEMNITIES                                   10

         4.1      Validity of agreement                                       10
         4.2      Responsible Entity                                          11
         4.3      Independent                                                 11
         4.4      Undertaking                                                 11
         4.5      Repetition                                                  11
         4.6      Indemnity                                                   11
         4.7      Survival                                                    11
         4.8      Reliance                                                    11
         4.9      Cessation of ROP liability                                  11

5. OFFER                                                                      12

         5.1      Making of Offer                                             12
         5.2      Amendment                                                   12
         5.3      Withdrawal of the Offer                                     12
         5.4      Application for quotation                                   12
         5.5      Supplementary Offer Document                                12
         5.6      No other Supplementary Offer Document                       13
         5.7      Warranties about Supplementary Offer Document               13




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6. CONDUCT OF OFFERS                                                          13

         6.1      Support and access                                          13
         6.2      Applications                                                13
         6.3      Notification of Applications                                13
         6.4      Acceptance of Applications                                  14
         6.5      Nomination of Allottees                                     14
         6.6      Allotment of Offer Securities                               14
         6.7      Holding Statements                                          15
         6.8      Prompt Banking of Cheques                                   15
         6.9      Initial Instalment                                          15
         6.10     Records                                                     15
         6.11     Relief of Liability                                         15
         6.12     No Shortfall                                                15

7. SHORTFALL AND ALLOTMENT                                                    15

         7.1      Notice of Shortfall Securities                              15
         7.2      Certificate to accompany notice                             16
         7.3      Certificate Representations and Warranties                  16
         7.4      Facilitation of settlement                                  16
         7.5      Requirement to pay                                          16
         7.6      Liability Extinguished                                      17
         7.7      Allotment of Securities                                     17

8. Final instalment                                                           17

         8.1      Request for Payment of Final Instalment                     17
         8.2      Notice of Unpaid Instalments                                17
         8.3      Cancellation of Forfeiture                                  18
         8.4      Certificate to accompany notice                             18
         8.5      Underwriting of Instalment Shortfall Units                  18
         8.6      Liability of the Responsible Entity                         18
         8.7      Notification of assignment of rights                        19
         8.8      Assignment of rights                                        19
         8.9      Liability extinguished                                      19

9. FEES, COSTS AND EXPENSES                                                   19

         9.1      Payment of fees                                             19
         9.2      Costs and expenses                                          20
         9.3      Costs on termination                                        20
         9.4      Set off                                                     21

10. EVENTS OF TERMINATION                                                     21

         10.1     Right of termination                                        21
         10.2     Exercise of rights                                          25
         10.3     Right of termination after Allotment Date                   25
         10.4     Claims                                                      26




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         10.5     Notification                                                26
         10.6     Effect of termination                                       26

11. ADVERTISING AND PUBLIC ANNOUNCEMENTS                                      27

         11.1     Promotion of Offer                                          27
         11.2     Responsibility for promotion                                28
         11.3     Disclosure                                                  28

12. ACCESS TO INFORMATION                                                     28

         12.1     Access and information                                      28
         12.2     ASX and ASIC                                                28
         12.3     Due diligence materials                                     29

13. ACKNOWLEDGMENTS                                                           29

         13.1     Acknowledgments                                             29
         13.2     Agreements                                                  29

14. GST                                                                       30

         14.1     Definitions                                                 30
         14.2     GST payable in addition to fees                             30
         14.3     GST on claims and expenses                                  30

15. NOTICES                                                                   31

         15.1     How to give a notice                                        31
         15.2     When a notice is given                                      31
         15.3     Address for notices                                         31

16. AMENDMENT AND ASSIGNMENT                                                  32

         16.1     Amendment                                                   32
         16.2     Assignment                                                  32

17. GENERAL                                                                   32

         17.1     Governing law                                               32
         17.2     Giving effect to this agreement                             32
         17.3     Waiver of rights                                            32
         17.4     Operation of this agreement                                 33
         17.5     Inconsistency with other documents                          33
         17.6     Time is of the essence                                      33
         17.7     Counterparts                                                33
         17.8     Attorneys                                                   33
         17.9     Responsible Entity                                          33
         17.10    Indemnities                                                 34




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Schedule
1        CERTIFICATE                                                          35
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2        WARRANTIES                                                           37
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3        INDEMNITY                                                            44
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4        TIMETABLE                                                            51
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                            UNDERWRITING AGREEMENT

DATE              12 August 2005

PARTIES

         Reckson Operating Partnership, LP  (ROP)

         Reckson Australia Management Limited ABN 65 114 294 281 (the Responsible Entity) as responsible entity for the Reckson New York Property Trust ARSN 115 585 709.

         UBS AG, Australia Branch ABN 47 088 129 613 (UBS)

         Citigroup Global Markets Australia Pty Limited ABN 64 003 114 832 (Citigroup)

RECITALS

A. The Responsible Entity is the responsible entity of the Trust and proposes to make the Offer.

B. ROP is the controller of the Responsible Entity, and has agreed to enter into this agreement at the request of the Underwriters.

C.       The Underwriters have agreed to underwrite:

         (a) subscriptions of the Initial Instalment for the Offer Securities;
             and

         (b) payment of the Final Instalment on the Allotted Units,

         on the terms and conditions set out in this agreement.

OPERATIVE PROVISIONS

1.       INTERPRETATION

1.1      Definitions

         The following definitions apply in this agreement.

         Allotment Date means the date specified as such in the Timetable as varied, if at all pursuant to clause 5.2.

         Allotted Units means the number of Offer Securities to be allotted pursuant to the Offer Document.

         Application means:

         (a) an application for Offer Securities made on a duly completed Application Form; and

         (b) an Institutional Application.


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         Application Form means the application form attached to or accompanying the Offer Document, in the form agreed by the parties and initialled by them on the date of this agreement for the purposes of identification.

         ASIC means the Australian Securities and Investments Commission.

         ASX means Australian Stock Exchange Limited ABN 98 008 624 691.

         Authorisation means:

         (a) an authorisation, consent, declaration, exemption, notarisation or waiver, however it is described; and

         (b) in relation to anything that could be prohibited or restricted by law if a Government Agency acts in any way within a specified period, the expiry of that period without that action being taken, including any renewal or amendment.

         Business Day has the meaning given to that expression by the Listing Rules.

         Call Date means the date specified as such in the Timetable, as varied if at all, pursuant to clause 5.2.

         Call Option has the meaning given to the term "Option Agreement" in the Offer Document.

         Certificate means a certificate in the form of schedule 1 (or in such other form agreed between the Responsible Entity and the Underwriters) executed by two directors or a director and secretary of the Responsible Entity.

         CHESS has the meaning given to that expression in the Listing Rules.

         Claim means, in relation to any person, a claim, action, proceeding or demand made against the person, however arising, and whether present or future, fixed or unascertained, actual or contingent.

         Closing Date means the date specified as such in the Timetable, as varied, if at all, pursuant to clause 5.2.

         Corporations Act means the Corporations Act 2001 (Cth).

         Debt Facilities means any debt facilities entered into by US REIT, US LLC or any subsidiary of US LLC or in connection with any of the Properties, as contemplated in the Offer Document.

         Due Diligence Committee means the Due Diligence Committee established to undertake due diligence investigations and enquiries on behalf of the Responsible Entity, its directors, the Underwriters and others in connection with the Offer and the preparation of the Offer Document.


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         Due Diligence Program means the due diligence and verification procedures planned and reviewed by the Due Diligence Committee in relation to the Offer and the Offer Document.

         Due Diligence Report means the report of the Due Diligence Committee to the directors of the Responsible Entity and to the members of the Due Diligence Committee in connection with the Offer and the Offer Document including all supporting documents and other work papers to which the Underwriters are given access for the purposes of due diligence investigations described in the Planning Memorandum relating to the preparation of the Offer Document.

         Due Diligence Results means the results of the investigations which make up the Due Diligence Program.

         Event of Termination means an event entitling an Underwriter to terminate this agreement as provided in clause 10.

         Final Instalment means $0.35

         Final Instalment Payment Date means the date specified as such in the Timetable, as varied, if at all, under clause 5.2.

         Foreign Exchange Hedging Contracts means the ISDA swap documents which hedge the foreign exchange risk of the Responsible Entity entered into on or about the date of this agreement with each of the Underwriters or their related bodies corporate.

         Government Agency means:

         (a) a government or government department or other body;

         (b) a governmental, semi-governmental or judicial person; or

         (c) a person (whether autonomous or not) who is charged with the administration of a law.

         Indemnified Claim means any Loss directly or indirectly suffered by, or Claim made against, an Indemnified Party in respect of which an Indemnified Party is entitled to be indemnified under paragraph 1 of schedule 3.

         Indemnified Party has the meaning given to that term in schedule 3.

         Initial Instalment means $0.65.

         Initial Offer Proceeds means the amount calculated by multiplying the Initial Instalment by the number of Allotted Units.

         Instalment Proceeds means the amount calculated by multiplying the Final Instalment by the number of Allotted Units.

         Instalment Shortfall Sale Date means the date specified as such in the Timetable as varied, if at all, under clause 5.2.


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         Instalment Shortfall Units has the meaning given to that term in clause 8.2.

         Institutional Application means an offer acceptance advice in respect of Offer Securities in the form approved by the Underwriters which is returned by an Institutional Investor to the Underwriters to confirm its acceptance of the number of Offer Securities allocated to it by the Underwriters and the terms on which those Offer Securities are allocated to it.

         Institutional Investor means a person to whom an offer of Offer Securities may be made without the lodgement of a product disclosure statement under the Corporations Act.

         Institutional Offer Securities means that number of Offer Securities in respect of which the Responsible Entity is taken to have received Valid Applications from Institutional Investors (other than Participating Brokers) which are allocated by the Underwriters to those Institutional Investors (other than Participating Brokers).

         Institutional Proceeds means the number of Institutional Offer Securities multiplied by the Initial Instalment.

         Issue Price means $1.00.

         Listing Rules means the Listing Rules of ASX (including the ASTC Settlement Rules, the ASX Market Rules and the ACH Clearing Rules) as waived or modified by ASX in respect of the Responsible Entity, the Trust or the Offer, in any particular case.

         LLC Agreement has the meaning given to that term in the Offer
         Document.

         Lodgement Date means the date specified as such in the Timetable as varied, if at all, pursuant to clause 5.2.

         Loss means, in relation to a person, a damage, loss, cost, expense or liability incurred by the person, however arising and whether present or future, fixed or unascertained, actual or contingent.

         LSE means the London Stock Exchange

         LSE Trading Day means a day on which LSE is open for trading.

         Mandate Letter means the letter agreement between the Underwriters and Reckson Associates dated on or about 26 July 2005.

         Market Price has the meaning given to that expression in the Scheme Constitution.

         NYSE means the New York Stock Exchange.

         NYSE Trading Day means a day on which NYSE is open for trading.

         Offer means the invitation to subscribe for Offer Securities to raise the Offer Amount made pursuant to the Offer Document.

         Offer Amount is AUD$263,413,889.


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         Offer Document means the product disclosure statement to be issued by the Responsible Entity in relation to the Offer in a form approved by the Underwriters (acting reasonably) and initialled for the purposes of identification by the Responsible Entity and the Underwriters (as modified, to the extent applicable, by any Supplementary Offer Document).

         Offer Securities means the Units the subject of the Offer.

         Opening Date means the date, specified as such in the Timetable as varied, if at all, under clause 5.2.

         Pathfinder Document means the advanced copies of the Offer Document provided to the Underwriters for distribution to prospective sub-underwriters and Institutional Investors under clause 6.1.

         Participating Broker means those participating organisations of ASX selected by the Underwriters to participate in the Offer.

         Planning Memorandum means the memorandum describing the Due Diligence Program adopted by the Due Diligence Committee in relation to the Offer and the Offer Document.

         Prescribed Occurrence means, in relation to a person, the events set out in section 652C of the Corporations Act but substituting that person for "target" and "equity interests" for "shares" and provided that:

         (a) the issue of Offer Securities pursuant to the Offer; and

         (b) the issue of Units by the Trust

         shall not constitute a Prescribed Occurrence.

         Properties has the meaning given to that term in the Offer Document.

         Publication has the meaning given to that term in paragraph (d) of
         Part 2 of schedule 2.

         Reckson Associates means Reckson Associates Realty Corp.

         Relevant Index means the S&P/ASX 200 Index and the S&P/ASX 200 Property Index.

         Sale Agreement has the meaning given to the term "Sale Agreement" in the Offer Document.

         Scheme Constitution means the constitution constituting the Trust.

         Settlement Date means the date specified as such in the Timetable as varied, if at all, pursuant to clause 5.2.

         Shortfall Amount means the amount which equals the Initial Instalment multiplied by the number of Shortfall Securities.


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         Shortfall Notification Date means the date specified as such in the
         Timetable as varied, if at all, pursuant to clause 5.2.

         Shortfall Securities has the meaning given to that term in clause
         7.1.

         Starting Level means in respect of a Relevant Index the level of that index as at the close of business on the Business Day prior to the date of this agreement.

         Supplementary Offer Document means any supplementary or replacement product disclosure statement to the Offer Document lodged with ASIC in connection with the Offer.

         Tax means a tax, levy, duty, charge, deduction or withholding, however it is described, that is imposed by a Government Agency, together with any related interest, penalty, fine or other charge, other than one that is imposed on taxable income.

         Timetable means the timetable for the Offer set out in schedule 4 as varied, if at all, pursuant to clause 5.2.

         Transaction means the transactions contemplated by the Transaction Documents.

         Transaction Documents means the Sale Agreement, the Debt Facilities, the Foreign Exchange Hedging Contracts, the LLC Agreement, the Call Option and any other agreements entered into by the Responsible Entity, US REIT or US LLC in connection with the establishment of the Trust or the acquisition, as contemplated by the Offer Document.

         Trust means the Reckson New York Property Trust ARSN 115 585 709 which is a managed investment scheme registered under Part 5C of the Corporations Act.

         Underwriter means each of UBS and Citigroup and Underwriters means both of UBS and Citigroup.

         Underwritten Period means the period commencing on the date of this agreement and ending on the Instalment Shortfall Sale Date.

         Unit means an ordinary unit in the Trust.

         Unpaid Instalment Amount has the meaning given to that term in clause 8.2.

         Unpaid Instalment Notice has the meaning given to that term in clause 8.2.

         US LLC has the meaning given to that term in the Offer Document.

         US REIT has the meaning given to that term in the Offer Document.

         Valid Application has the meaning given to that term in clause 1.5.

         Verification Material means the contents of the file maintained by the Due Diligence Committee being the documents and information provided in verification of statements made in the Offer Document.


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1.2   Rules for interpreting this agreement

      Headings are for convenience only, and do not affect interpretation. The following rules also apply in interpreting this agreement, except where the context makes it clear that a rule is not intended to apply.

      (a)   A reference to:

            (i) legislation (including subordinate legislation) is to that legislation as amended, re-enacted or replaced, and includes any subordinate legislation issued under it;

            (ii) a document, deed or agreement, or a provision of a document, deed or agreement, is to that document, deed, agreement or provision as amended, supplemented, replaced or novated;

            (iii) a party to this agreement or to any other document or agreement includes a permitted substitute or a permitted assign of that party;

            (iv) a person includes any type of entity or body of persons, whether or not it is incorporated or has a separate legal identity, and any executor, administrator or successor in law of the person;

            (v) anything (including a right, obligation or concept) includes each part of it; and

            (vi)  a date or time means to that date or time in Sydney.

      (b)   A singular word includes the plural, and vice versa.

      (c)   A word which suggests one gender includes the other genders.

      (d) If a word is defined, another part of speech has a corresponding meaning.

      (e) If an example is given of anything (including a right, obligation or concept), such as by saying it includes something else, the example does not limit the scope of that thing.

      (f) The word "agreement" includes an undertaking or other binding arrangement or understanding, whether or not in writing.

      (g) The words "subsidiary", "holding company" and "related body corporate" have the same meanings as in the Corporations Act.

      (h) References to "applicable law" include all applicable laws of jurisdictions within or outside Australia (including any State or Federal law of the United States of America) and includes the Listing Rules and policies, guidelines, official directives or requests of or by any Government Agency, whether or not having the force of law.


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1.3   Business Days

      If the day on or by which a person must do something under this agreement is not a Business Day:

      (a) if the act involves a payment that is due on demand, the person must do it on or by the next Business Day; and

      (b) in any other case, the person must do it on or by the previous Business Day (unless it is to occur contemporaneously with a payment which is to be made on the next Business Day under the preceding paragraph, in which case it will occur on that next Business Day).

1.4   Success of the Offer

      For the purposes of this agreement, the effect of any matter on the success of the Offer is determined by assessing the likely effect of that matter on a decision of an investor to invest in the Offer Securities as if that decision to invest were made after the occurrence of that matter and not by considering the number and extent of applications for Offer Securities received before the occurrence of that matter.

1.5   Valid Application

      For the purposes of this agreement a Valid Application in respect of an Offer Security is taken to have been received by the Responsible Entity if:

      (a) in the case of an application which is not an Institutional Application, it is made on a duly completed Application Form and submitted in accordance with the Offer Document before 5.00 p.m. on the Closing Date and the Responsible Entity receives the First Instalment in cleared funds by 5.00 p.m. on the Closing Date; and

      (b) in the case of an Institutional Application it is made by an Institutional Investor (other than a Participating Broker) who has been allocated that Offer Security by the Underwriters and that Institutional Investor has returned a duly completed Institutional Application in respect of that Offer Security to the Underwriters by the time specified by the Underwriters which includes those details necessary to permit delivery versus payment to occur through CHESS in respect of that Offer Security on the Settlement Date.

1.6   Underwriters' relationship

      (a) An obligation of an Underwriter under this agreement (including an obligation to pay) is several on a 50:50 basis and not joint or joint and several.

      (b) A right of an Underwriter under this agreement is held by that Underwriter severally and each Underwriter may exercise its rights, powers and benefits under this agreement individually.

      (c) Where the consent or approval of an Underwriter is required under this agreement, that consent or approval must be obtained from each Underwriter (other than an


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            Underwriter which has given a notice under clause 8 to terminate its obligations under this agreement).

      (d) Nothing contained or implied in this agreement constitutes an Underwriter the partner, agent, or representative of the other Underwriter for any purpose or creates any partnership, agency or trust between the Underwriters, and neither Underwriter has any authority to bind the other in any way.

      (e) Any reference to the Underwriter in this agreement is a reference to each Underwriter separately, so that (for example) a representation, warranty or undertaking is given by each of them separately.

2.    CONDITIONS PRECEDENT

2.1   Conditions precedent to underwriting

      The obligations of the Underwriters to underwrite subscriptions of the Initial Instalment for the Offer Securities and payment of the Final Instalment on the Allotted Units under this agreement do not become binding unless each of the following conditions is fulfilled (or waived under clause 2.3):

      (a) the Offer Document being lodged with ASIC on or before 9.00am on the Lodgement Date in a form and substance satisfactory to the Underwriters (acting reasonably);

      (b) the investigations conducted in accordance with the Due Diligence Program being completed to the satisfaction of the Joint Lead Managers (acting reasonably) on or before 9.00am on the Lodgement Date;

      (c) delivery of the Due Diligence Report to the directors of the Responsible Entity in a form and substance satisfactory to the Underwriters and signed by each member of the Due Diligence Committee on or before 9.00 am on the Lodgement Date; and

      (d) receipt by each member of the Due Diligence Committee of adviser's reports and opinions referred to in Attachment 4 of the Planning Memorandum on or before 9.00 am on the Lodgement Date.

2.2   Obligations to satisfy conditions

      The Responsible Entity must use its best endeavours to satisfy the conditions referred to in clause 2.1.

2.3   Waiver

      The Underwriters alone may waive any or all of the conditions referred to in clause 2.1 by giving notice in writing to the Responsible Entity to that effect.

2.4   Failure to fulfil condition precedent

      If the conditions referred to in clause 2.1 are not fulfilled (or waived under clause 2.3) by the time specified in that condition or such later time (as agreed by the Underwriters) then


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      this agreement (other than clauses 4.6, 9, 13, 14, 15, 16 and 17(except
      17.2) is at an end as to its future operation except for the enforcement of any right or claim which arises on or has arisen before this agreement comes to an end.

3.    APPOINTMENT AND OBLIGATION TO UNDERWRITE

3.1   Appointment

      The Responsible Entity appoints the Underwriters as the underwriters of the Offer on the terms and conditions of this agreement and the Underwriters accept that appointment.

3.2   Agreement to underwrite

      The Underwriters agree to underwrite:

      (a)   subscriptions of the Initial Instalment for the Offer Securities;
            and

      (b)   payment of the Final Instalment on the Allotted Units,

      on the terms and conditions of this agreement.

3.3   Agreement to manage

      The Underwriters agree to act as joint lead managers and bookrunners of the Offer and assist the Responsible Entity, in a professional and diligent manner, in the successful conduct of the Offer.

3.4   Several obligations

      The obligations of each of the Underwriters under clause 3.2 to underwrite:

      (a)   subscriptions of the Initial Instalment for the Offer Securities;
            and

      (b)   payment of the Final Instalment on the Allotted Units,

      shall be several and not joint, with each Underwriter being obliged to underwrite subscriptions for 50% of the Shortfall Amount and 50% of the Unpaid Instalment Amount.

3.5   Sub-underwrite

      The Underwriters may at any time appoint sub-underwriters to sub-underwrite subscriptions for the Offer Securities.

4.    WARRANTIES, UNDERTAKINGS AND INDEMNITIES

4.1   Validity of agreement


      Each party, in respect of itself, represents and warrants to each other party each of the matters set out in part 1 of schedule 2.


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4.2   Responsible Entity

      The Responsible Entity represents, warrants and undertakes to the Underwriters each of the matters set out in part 2 of schedule 2.

4.3   Independent

      Each of the paragraphs set out in schedule 2 shall be construed independently and no paragraph shall be limited by implications arising from any other paragraphs.

4.4   Undertaking

      (a) Each of the Responsible Entity and ROP undertakes to the Underwriters that it will notify the Underwriters immediately if it becomes aware of a breach of any representation or warranty under clause 4.1 relating to it, and of any representation or warranty under clause 4.2.

      (b) Each of the Underwriters undertakes to the Responsible Entity and ROP that it will notify the Responsible Entity and ROP immediately if it becomes aware of a breach of any representation or warranty under clause 4.1 relating to it.

4.5   Repetition

      Each representation and warranty given by a party under this clause 4 shall be deemed to have been repeated by that party on each day before the Allotment Date and on the Allotment Date and on each day before the Instalment Shortfall Sale Date and on the Instalment Shortfall Sale Date as if made with respect to the facts and circumstances then existing.

4.6   Indemnity

      Each of the Responsible Entity and ROP indemnifies each of the Indemnified Parties on the terms and conditions set out in schedule 3.

4.7   Survival

      The representations, warranties and indemnities given by a party under this agreement shall not merge upon completion of the transactions contemplated by this agreement.

4.8   Reliance

      Each party acknowledges that the others are entering into this agreement in reliance on the representations, warranties and undertakings in this clause 4.

4.9   Cessation of ROP liability

      ROP ceases to be liable for any Claims that may be made against it under this agreement after the third anniversary of the date of this agreement. Nothing in this clause affects the rights of the Underwriters to make Claims against the Responsible Entity.


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                                                                           11.
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5.    OFFER

5.1   Making of Offer

      Subject to clause 5.3, the Responsible Entity must offer the Offer Securities for subscription in accordance with this agreement, the Offer Document, the Timetable, the Scheme Constitution, the Listing Rules, the Corporations Act and all other applicable laws.

5.2   Amendment

      The Timetable may be amended by the Responsible Entity with the consent of:

      (a)   the Underwriters; and

      (b)   ASX, if required by the Listing Rules or the Corporations Act.

5.3   Withdrawal of the Offer

      The Responsible Entity may withdraw or not proceed with the Offer. Nothing in this clause affects the Underwriters' right to terminate their obligations under this agreement under clause 10.1(a)(x) of this agreement.

5.4   Application for quotation

      The Responsible Entity must within the time required by section 1013H of the Corporations Act apply for:

      (a)   the Trust to be admitted to the official list of ASX; and

      (b)   the Offer Securities to be granted official quotation on ASX,

      and thereafter use its best endeavours to procure that the Trust is admitted to the official list of ASX and official quotation is granted to the Offer Securities by the Allotment Date.

5.5   Supplementary Offer Document

      Without prejudice to the Underwriters' rights under clause 9, if before the Allotment Date:

      (a) there is a misleading or deceptive statement in the Offer Document or any Supplementary Offer Document; or

      (b) there is an omission from the Offer Document or any Supplementary Offer Document of material required by the Corporations Act to be included; or

      (c)   there is a new circumstance that:

            (i) has arisen since the Offer Document or any Supplementary Offer Document was lodged; and

            (ii) would have been required by the Corporations Act to be included in the Offer Document or Supplementary Offer Document if it has arisen before the relevant document was lodged,


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                                                                           12.
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      the Responsible Entity must immediately notify the Underwriters of that statement, omission or circumstance and must lodge a Supplementary Offer Document (in a form approved in writing by the Underwriters, such approval not to be unreasonably withheld or delayed) in respect of that statement, omission or circumstance as soon as practicable afterwards and otherwise comply with the Corporations Act. Following the lodgement of any Supplementary Offer Document the Responsible Entity must immediately take all action in respect of the Supplementary Offer Document as may reasonably be required by the Underwriters (including publication of the Supplementary Offer Document in a national newspaper and dispatching copies of the Supplementary Offer Document to all recipients of the Offer Document).

5.6   No other Supplementary Offer Document

      Other than pursuant to clause 5.5, the Responsible Entity must not lodge or reissue a Supplementary Offer Document without the prior written consent of the Underwriters (such consent not to be unreasonably withheld or delayed).

5.7   Warranties about Supplementary Offer Document

      The warranties given by the Responsible Entity and ROP under clause 4 in relation to the issue and contents of the Offer Document and conduct relating to the Offer shall apply equally to any Supplementary Offer Document.

6.    CONDUCT OF OFFERS

6.1   Support and access

      The Responsible Entity and ROP must provide the support of, and access to, the senior executives of the Responsible Entity and ROP to the extent reasonably required by the Underwriters in the appointment of any sub-underwriters and in marketing of the Offer, including providing advanced copies of drafts of the Offer Document to the Underwriters for distribution (with the prior approval of the Responsible Entity ) to prospective sub-underwriters and Institutional Investors and a marked copy of the lodged version of the Offer Document showing all changes from the draft provided by the Underwriters to prospective sub-underwriters and Institutional Investors.

6.2   Applications

      Each application for Offer Securities must be made on an Application Form or be an Institutional Application.

6.3   Notification of Applications

      (a) Subject to paragraph (b) and (c), the Responsible Entity must notify the Underwriters once every Business Day of:

            (i) the number of Applications (and the number of Offer Securities to which those Applications relate) received on the previous Business Day;


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                                                                           13.
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            (ii)  the number of Applications received on the previous Business
                  Day which are not Valid Applications and the grounds on which the Responsible Entity believes the Application is not valid;

            (iii) the identity of the persons from whom an Application has been received on the previous Business Day; and

            (iv) the aggregate of the Initial Instalments received from each applicant on the previous Business Day.

      (b) Clause 6.3(a) does not apply in respect of Applications which are processed electronically by Participating Brokers via the delivery versus payment system. In this case, the Responsible Entity must only notify the Underwriters once every Business Day of the aggregate number of Applications (and the aggregate number of Offer Securities to which those Applications relate) which were processed electronically by each Participating Broker via the delivery versus payment system on the previous Business Day.

      (c) Clause 6.3(a) and (b) only apply to Applications which are not Institutional Applications.

      (d) The Underwriters have the right to review Applications which are not Valid Applications.

6.4   Acceptance of Applications

      (a) Subject to paragraph (b) the Responsible Entity must accept each Valid Application for Offer Securities which it is taken to have received.

      (b) The Responsible Entity is not required to accept Applications for Offer Securities under subparagraph (a) which exceed the number of Offer Securities available once the Offer Amount is determined or where the acceptance of the relevant Application would be contrary to the allocation policy set out in the Offer Document.

6.5   Nomination of Allottees

      The Responsible Entity acknowledge that the Underwriters, after consultation with the Responsible Entity, have the right to nominate the allottees of all Offer Securities in their absolute discretion subject to complying with the allocation policy set out in the Offer Document.

6.6   Allotment of Offer Securities

      The Responsible Entity must allot and issue the Offer Securities (which are not Institutional Offer Securities) in respect of which it is taken to have received Valid Applications on the Allotment Date in accordance with the allotment procedure described in the Offer Document.


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                                                                           14.
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6.7   Holding Statements

      The Responsible Entity must dispatch a new holding statement in respect of the Offer Securities issued pursuant to the Offer in accordance with the Corporations Act and the Listing Rules as soon as practicable.

6.8   Prompt Banking of Cheques

      The Responsible Entity must promptly bank for collection all cheques accompanying Applications received by it. The Responsible Entity must at its cost arrange for payments to be cleared (or, if clearance is to be refused, for that to occur) by the relevant financial institutions on which the payment is drawn.

6.9   Initial Instalment

      The Responsible Entity must comply with section 1017E of the Corporations Act in respect of the Initial Instalment received by it in respect of any Offer Security.

6.10  Records

      The Responsible Entity must maintain (and permit the Underwriters to inspect at any reasonable time) accurate records of the receipt of Applications, the banking of the Initial Instalments received by it, the processing of Applications and the dispatch of holding statements in respect of the Offer Securities issued pursuant to the Offer.

6.11  Relief of Liability

      All Valid Applications which the Responsible Entity is taken as having received will go towards relieving the liability of the Underwriters under this agreement to underwrite subscriptions of the Initial Instalment for the Offer Securities.

6.12  No Shortfall

      If by 5:00pm on the Closing Date, Valid Applications are taken to have been received by the Responsible Entity in respect of that number of Offer Securities which if issued at the Issue Price would raise the Offer Amount, the Underwriters' liability under this agreement to underwrite subscriptions of the Initial Instalment for the Offer Securities is extinguished.

7.    SHORTFALL AND ALLOTMENT

7.1   Notice of Shortfall Securities

      If, as at 5:00pm on the Closing Date, the Responsible Entity has not received Valid Applications in respect of all of the Allotted Units, the Responsible Entity must by 5:00pm on the Shortfall Notification Date (or such longer period agreed in writing by the Underwriters), give a written notice to the Underwriters (the Shortfall Notice) specifying the number of Allotted Units in respect of which Valid Applications have not been received (Shortfall Securities).


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                                                                           15.
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7.2   Certificate to accompany notice

      The Responsible Entity must give a Certificate to the Underwriters by 5:00pm on the Business Day before the Settlement Date. The obligations of the Underwriters under clause 7.5 are subject to and conditional on, the Responsible Entity delivering such Certificate to the Underwriters.

7.3   Certificate Representations and Warranties

      The Responsible Entity represents and warrants in giving the Certificate that:

      (a) the Shortfall Notice specifying the number of Allotted Units for which Valid Applications were not received is true and accurate as at the date of the Shortfall Notice; and

      (b) the Certificate delivered to the Underwriters shall be true and accurate in respect of events and circumstances applicable as at the Closing Date,

      and the Responsible Entity further undertakes to notify the Underwriters of any change in a material respect in any of the matters set out in the Certificate as soon as practicable after such change becomes known to the Responsible Entity if such change occurs before the extinguishment of the Underwriters' liability under this agreement.

7.4   Facilitation of settlement

      The Responsible Entity must do, and must cause its security registrar to do, everything required on its or the registrar's part to facilitate settlement of the Allotted Units occurring on a delivery versus payment basis through CHESS on the Settlement Date, and must appoint the Underwriters (or their nominee) as the Responsible Entity's agent to act on its behalf in relation to such settlement.

7.5   Requirement to pay

      Unless:

      (a) this document has been rescinded or terminated under clause 2 or in accordance with clause 10 before 10:00am on the Settlement Date; or

      (b) the Responsible Entity has not complied with its obligations under clause 7.2,

      each Underwriter must on or before 10:00am on the Settlement Date:

      (a) pay to the Responsible Entity, or procure payment to the Responsible Entity, of 50% of the Institutional Proceeds; and

      (b) subscribe, or procure subscription of, 50% of the Shortfall Amount for 50% of the Shortfall Securities,

      (less any amount which the Underwriters are entitled to set off at that time under clause 9.4).


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                                                                           16.
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7.6   Liability Extinguished

      Upon clause 7.5 being complied with by an Underwriter, the liability of that Underwriter under this agreement with respect to underwriting subscriptions of the Initial Instalment for the Offer Securities shall cease and be extinguished.

7.7   Allotment of Securities

      Not later than 1 Business Day after the date on which the Responsible Entity receives:

      (a)   the Institutional Proceeds in accordance with clause 7.5; and

      (b) subscription of the Shortfall Amount for the Shortfall Securities in accordance with clause 7.5,

      the Responsible Entity must allot the Institutional Offer Securities and the Shortfall Securities to the subscribers for those Institutional Offer Securities and Shortfall Securities, as directed by the Underwriters.

8.    FINAL INSTALMENT

8.1   Request for Payment of Final Instalment

      The Responsible Entity must ensure that payment of the Final Instalment is requested from the holders of the Units by the Call Date and in accordance with the Timetable and in compliance with the Offer Document, the Scheme Constitution, the Listing Rules, the Corporations Act and all other applicable laws.

8.2   Notice of Unpaid Instalments

      Not later than 7 Business Days after the Instalment Payment Date, the Responsible Entity must give a written notice to the Underwriters (the Unpaid Instalment Notice) specifying:

      (a) the number of Allotted Units in respect of which the Final Instalment has not been received by the Responsible Entity and which the Responsible Entity proposes to sell under the forfeiture provisions of the Scheme Constitution (the Instalment Shortfall Units);

      (b) the aggregate amount of the unpaid Final Instalments in respect of the Instalment Shortfall Units (the amount so specified being the Unpaid Instalment Amount);

      (c) subject to paragraph (d), the proposed date (Instalment Shortfall Sale Date) for the sale of the Instalment Shortfall Units which must be through the market operated by ASX and be a date not later than 6 weeks after the Instalment Payment Date;

      (d) if the Responsible Entity must sell the Instalment Shortfall Units at public auction as required by the Corporations Act (as modified by any ASIC instrument), the Responsible Entity must use its best endeavours to organise a public auction to be held as soon as practicable and no later than 6 weeks after the Instalment Payment Date and must in the Unpaid Instalment Notice give the Underwriters notice of the


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                                                                           17.

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            date, place and time of the public auction (in which case such date will be the Instalment Shortfall Sale Date).

      For the avoidance of doubt, the reference to Allotted Units in subparagraph (a) of this clause is only to those Units which are offered for subscription under the Offer Document and which are allotted on the Allotment Date.

8.3   Cancellation of Forfeiture

      The Responsible Entity must immediately notify the Underwriters in writing if at any time before the Instalment Shortfall Sale Date the forfeiture of an Instalment Shortfall Unit is cancelled in accordance with the Scheme Constitution and must advise the Underwriters of the revised number of Instalment Shortfall Units and the revised Unpaid Instalment Amount. For the purposes of this agreement the number of Instalment Shortfall Units and the Unpaid Instalment Amount at any time is the number of Instalment Units and the Unpaid Instalment Amount most recently advised to the Underwriters under this clause 8.3.

8.4   Certificate to accompany notice

      The Responsible Entity must give a Certificate to the Underwriters at the same time as it gives the Instalment Shortfall Notice under clause
      8.2. The obligations of the Underwriters under clause 8.5 are subject to and conditional on the Responsible Entity delivering the Certificate to the Underwriters.

8.5   Underwriting of Instalment Shortfall Units

      Subject to the Responsible Entity satisfying its obligations under clause 8.1, 8.2 and 8.4, unless this agreement has been rescinded or terminated under clause 2 or clause 10 on or before the Instalment Shortfall Sale Date, each Underwriter must:

      (a) place offers through SEATS for 50% of the Instalment Shortfall Units (credited with the Final Instalment as paid) at a price at least equal to the Final Instalment for each such Instalment Shortfall Unit; or

      (b) attend the public auction and there offer to purchase, and purchase (in cleared funds) if the offer is accepted, 50% of all the Instalment Shortfall Units (credited with the Final Instalment paid) for an amount at least equal to the Final Instalment for each such Instalment Shortfall Unit, as the case may be.

8.6   Liability of the Responsible Entity

      (a) The parties acknowledge it is possible that an Underwriter may purchase an Instalment Shortfall Unit under clause 8.5 at a price which is more than the Market Price of the Unit (in respect of which the Final Instalment has been paid).

      (b) For the purposes of rule 6.16 of the Scheme Constitution, the Responsible Entity is liable to an Underwriter in respect of each Unit purchased by that Underwriter in accordance with clause 8.5 at a price which is more than the Market Price for the


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                                                                           18.
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            Unit (in respect of which the Final Instalment has been paid or credited) for an amount equal to the difference between:

            (i) the Market Price of the Unit (in respect of which the Final Instalment has been paid); and

            (ii) the price paid by the Underwriter for the Unit up to a maximum of the amount of the Final Instalment.

8.7   Notification of assignment of rights

      Where an Underwriter purchases the Instalment Shortfall Units under clause 8.5 at a price per Unit which is more than the Market Price of a Unit (as contemplated by clause 8.6) the Underwriter may, within 15 Business Days of the purchase under clause 8.5, notify the Responsible Entity that it requires the Responsible Entity to assign some or all of its rights against former holders of the Units to that Underwriter under rule 6.16 of the Scheme Constitution and if the Underwriter does not notify the Responsible Entity in accordance with this clause, the Responsible Entity's liability to that Underwriter under clause 8.6 shall cease on the expiry of that 15 Business Day period.

8.8   Assignment of rights

      Upon receipt of a notice under clause 8.7, the Responsible Entity must:

      (a) assign (at law) to that Underwriter such of its rights against the former holders of the Units under rule 6.16 of the Scheme Constitution as are specified in the notice and upon doing so the Responsible Entity's liability to that Underwriter under clause
            8.6 ceases; and

      (b) give to that Underwriter all such assistance as is necessary to enable the Underwriter to enforce those rights.

8.9   Liability extinguished

      Upon clause 8.5 being complied with by an Underwriter or the Responsible Entity failing to provide an Unpaid Instalment Notice or Certificate in accordance with clause 8.2 or 8.4, the liability of that Underwriter under this agreement with respect to underwriting the payment of the Final Instalment on the Allotted Units shall cease and be extinguished.

9.    FEES, COSTS AND EXPENSES

9.1   Payment of fees

      (a) Subject to clause 9.3 and the relevant Underwriter complying with clause 7.5, the Responsible Entity must pay to each Underwriter on the Settlement Date:

            (i)   an underwriting fee of 1.25% of the Initial Offer Proceeds;
                  and

            (ii)  a management fee of 0.25% of the Initial Offer Proceeds.


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                                                                           19.
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      For the avoidance of doubt, the total of such fees is 3.0% of the
      Initial Offer Proceeds which is shared equally between the Underwriters.

      (b) Subject to clause 9.3 and the relevant Underwriter complying with 8.5, the Responsible Entity must pay to each Underwriter on the Instalment Shortfall Sale Date:

            (i)   an underwriting fee of 1.25% of the Instalment Proceeds; and

            (ii)  a management fee of 0.25% of the Instalment Proceeds.

      For the avoidance of doubt, the total of such fees is 3.0% of the Instalment Proceeds which is shared equally between the Underwriters.

      (c) The Responsible Entity must pay to the Underwriters on the Settlement Date a fee of 1.5% of the amount calculated by multiplying the Issue Price by the number of Offer Securities allotted pursuant to Application Forms from retail investors bearing the stamp of a Participating Broker (which may be the Underwriter or a related body corporate) or a member of the Financial Planning Association, which fee shall be paid by the Underwriter to the relevant Participating Broker or member of the Financial Planning Association whose stamp appears on the Application Form.

      (d) The Underwriters must pay any sub-underwriting fees out of the fees payable to them under paragraph (a) and are not entitled to be reimbursed or indemnified for such fees, whether under clause
            4.6 or 9.2 or otherwise.

9.2   Costs and expenses

      In addition to the fees referred to in clause 9.1, the Responsible Entity must on receipt of notice from the Underwriters, pay or procure the payment to the Underwriters (or as it directs) of all reasonable travel and out-of-pocket expenses incurred by the Underwriters in relation to the Offer, and all other reasonable costs, expenses and disbursements of the Underwriters in relation to the Offer, and reasonable legal costs and disbursements on a full indemnity basis incurred by the Underwriters in relation to the Offer including costs and disbursements incurred in the preparation and execution of this agreement.

9.3   Costs on termination

      In the event that the obligations of the Underwriters under this agreement are terminated pursuant to clause 2 or 10 or the Offer does not proceed or is not completed for any reason:

      (a) the Responsible Entity shall not be obliged to pay to the Underwriters the fees referred to in clause 9.1; and

      (b) except where the termination or failure of the Offer to proceed is solely due to a wrongful act by the Underwriters, the Responsible Entity shall be obliged to pay to the Underwriters within five Business Days of termination of the obligations of the Underwriters, or the Offer not proceeding or completing (to the extent that it has


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                                                                           20.
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            not already done so), the costs, expenses and disbursements referred to in clause 9.2.

9.4   Set off

      The Underwriters may at any time set off against the amount payable by them to the Responsible Entity under clause 7.5 or clause 8.5, the amounts payable to them by the Responsible Entity under clause 9.1, 9.2 or 9.3. To the extent the obligations of the Responsible Entity under those clauses are not fully satisfied by such application the Responsible Entity will not be relieved of its obligations under those clauses. The Underwriters must give prior written notice to the Responsible Entity of any amount set off by the Underwriters pursuant to this clause 9.4.

10.   EVENTS OF TERMINATION

10.1  Right of termination

      Subject to clause 10.2, if any one or more of the following events occurs at any time in the period from (and including) the date of this agreement to the time the Allotted Units are issued on the Allotment Date (or, in the case of a paragraph which specifies a particular period, from (and including) the date of this agreement to (and including) the date or period referred to in the relevant paragraph), then at any time on or before the time the Allotted Units are issued on the Allotment Date (or the particular period specified) an Underwriter may terminate any of its obligations under this agreement which have not been performed at that time (without cost or liability to itself) by notice in writing to the Responsible Entity (with a copy to the other Underwriter) specifying the relevant event:

      (a)   (i)   (index change) a Relevant Index either:

                  (A) falls 15% or more below its Starting Level and remains 15% or more below the Starting Level for 2 or more consecutive Business Days; or

                  (B) falls 15% or more below its Starting Level on a day which is less than 2 Business Days before the Allotment Date and remains 15% or more below the Starting Level on each subsequent Business Day until the Allotment Date;

            (ii)  (Reckson Associates):

                  (A)   Reckson Associates is or becomes insolvent;

                  (B) NYSE suspends quotation of the shares of common stock in Reckson Associates for 2 or more consecutive NYSE Trading Days or Reckson Associates ceases to be listed on NYSE;

            (iii) (ASIC stop order):

                  (A) ASIC gives notice of an intention to hold a hearing or issues an order or interim order under section 1020E(2) or 1020E(5) of the Corporations Act or ASIC applies for an order under sections


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                                                                           21.

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                        1324B or 1325 of the Corporations Act in relation to
                        the Offer Document, or gives notice of an intention to prosecute the Responsible Entity or any of its directors unless such notice or order has not become public and is withdrawn by the end of the second Business Day after it is given or made but in any event by no later than 7 Business Days before the Closing Date;

                  (B)   an application is made by ASIC for an order under Part
                        9.5 of the Corporations Act in relation to the Offer Document or ASIC commences an investigation or hearing under Part 3 of the Australian Securities and Investments Commission 1989 (Cth) in relation to the Offer Document unless such application has not become public and is withdrawn by the end of the second Business Day after it is given or made but in any event by no later than 7 Business Days before the Closing Date;

            (iv) (ASX approval) unconditional approval (or conditional approval, provided such condition would not, in the reasonable opinion of the Underwriters, have a material adverse effect on the success or settlement of the Offer) by the ASX for the admission of the Trust to the official list of ASX and for official quotation of the Allotted Units is refused, or is not granted before the Settlement Date (or such later date agreed in writing by the Underwriters in their absolute discretion) or is withdrawn on or before the Settlement Date;

            (v) (consent) any person (other than the Underwriters) whose consent to the issue of the Offer Document is required by the Corporations Act refuses to give their consent or having previously consented to the issue of the Offer Document withdraws such consent unless such withdrawn consent is reinstated by the end of the second Business Day after it is withdrawn but in any event by no later than 7 Business Days before the Closing Date;

            (vii) (Lodgement) the Responsible Entity fails to lodge the Offer
                  Document with ASIC on or before the Lodgement Date (or such later date approved in writing by the Underwriters);

            (viii) (Certificate) a Certificate which is required to be furnished by the Responsible Entity under this agreement is not furnished when required or a statement in that Certificate is untrue, incorrect or misleading in a material respect;

            (ix) (Timetable) any event specified in the Timetable is delayed for more than 2 Business Days without the prior written consent of the Underwriters;

            (x) (withdrawal) the Responsible Entity withdraws the Offer Document, any Supplementary Offer Document or any part of the Offer without the consent of the Underwriters;


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                                                                           22.
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            (xi)  (material adverse change) a material adverse change occurs or becomes known in the financial position, results of operations or prospects of the Responsible Entity, Reckson Associates or the Trust;

            (xii) (supplementary offer document):

                  (A) a Supplementary Offer Document must, in the reasonable opinion of the Underwriters, be lodged with ASIC under the Corporations Act because the Offer Document is or becomes defective within the meaning of section 1021B(1) of the Corporations Act;

                  (B) a Supplementary Offer Document is lodged with ASIC because the Offer Document is or becomes defective within the meaning of section 1021B(1) of the Corporations Act; or

                  (C) the Responsible Entity lodges a Supplementary PDS without the written consent of the Underwriters;

      (b)   (i)   (misrepresentation or breach) a representation or warranty made or given or deemed by clause 4.5 to have been made or given by the Responsible Entity or ROP under this agreement proves to be, or has been, or becomes, untrue or incorrect;

            (ii) (breach) the Responsible Entity or ROP fails to perform or observe any of its obligations under this agreement;

            (iii) (material adverse change in financial markets) there occurs an adverse change or disruption to the political or economic conditions or financial markets of Australia, the United Kingdom, the United States of America or the international financial markets or any change or development involving a prospective adverse change in any of those conditions or markets;

            (iv) (unauthorised alterations) without the prior written consent of the Underwriters, which consent shall not be unreasonably withheld or delayed, the Responsible Entity alters the Scheme Constitution;

            (v) (compliance) a contravention by the Responsible Entity, ROP or Reckson Associates of any provision of its constitution, the Scheme Constitution, the Corporations Act or any requirement of the ASX or any other applicable law (except to the extent that compliance with any applicable law has been waived, or an exemption or modification granted, by a Government Agency having authority to do so);

            (vi) (Director) a director or executive officer of the Responsible Entity or Reckson Associates:

                  (A) is charged with an indictable offence relating to any financial or corporate matter or any regulatory body commences any public action against the director in his or her capacity as a director of the


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                                                                           23.
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                        Responsible Entity or announces that it intends to
                        take any such action; or

                  (B) is disqualified from managing a corporation under sections 206B, 206C, 206D, 206E, 206F or 206G of the
                        Corporations Act.

            (vii) (change in law in Australia) there is introduced into the
                  Parliament of the Commonwealth of Australia or any State or Territory of Australia a law or any new regulation is made under any law, or a Government Agency, adopts a policy, or there is a public announcement on behalf of the Government of the Commonwealth of Australia or any State or Territory of Australia that such a law or regulation will be introduced or policy adopted (as the case may be);

            (viii) (change in law in United States) there is introduced into any state legislature or federal congress of the United States of America a law or any new regulation is made under any law, or a Government Agency, the United States Federal Reserve or any United States regulatory authority (whether state or federal) adopts a policy, or there is a public announcement on behalf of any state legislature or federal congress of the United States of America or a Government Agency, the United States Federal Reserve or any United States regulatory authority (whether state or federal) that such a law or regulation will be introduced or policy adopted (as the case may be);

            (ix) (hostilities) hostilities not presently existing commence (whether war has been declared or not) or a major escalation in existing hostilities occurs (whether war has been declared or not) involving any one or more of Australia, New Zealand, the United States of America, any member of State of the European Union, Indonesia, Japan or the People's Republic of China or a significant terrorist act is perpetrated anywhere in the world;

            (x)   (trading of securities) trading in all securities:

                  (A) quoted on ASX is suspended or limited in a material respect for 1 Business Day (or substantially all of a Business Day);

                  (B) quoted on NYSE is suspended or limited in a material respect for 1 NYSE Trading Day (or substantially all of an NYSE Trading Day); or

                  (C) quoted on LSE is suspended or limited in a material respect for 1 LSE Trading Day (or substantially all of an LSE Trading Day);

            (xi) (banking moratorium) a general moratorium on commercial banking activities in Australia, the United Kingdom or the United States of America is declared by the relevant central banking authority in any of those countries and remains in force for 2 consecutive business days, or there is a material disruption in commercial banking or security settlement


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                  or clearance services in any of those countries which
                  remains in force for 2 consecutive business days;

            (xii) (Offer Document) the Offer Document omits any information required by the Corporations Act, contains a statement which is misleading or deceptive or otherwise fails to comply with the Corporations Act; and

            (xiii) (material contracts) the Transaction Documents or any other material contract summarised in the Offer Document is terminated (whether by breach or otherwise), rescinded, altered or amended in a material respect without the prior written consent of the Underwriters (which consent shall not be unreasonably withheld) or any such contract is found to be void or voidable or, if any of those Transaction Documents or any other material contract summarised in the Offer Document is not signed by the Lodgement Date, it is agreed that any of them will not be signed or will be signed in a form which is materially different from the summary or in a form which is not on terms which are acceptable to the Underwriters acting reasonably.

10.2  Exercise of rights

      No event specified in clause 10.1(b), 10.3(c) or 10.3(e) shall entitle an Underwriter to exercise its rights to terminate its obligations under this agreement unless, in the reasonable opinion of that Underwriter, the event:

      (a)   has, or is likely to have, a material adverse effect on:

            (i) the financial condition, financial position or financial prospects of the Trust; or

            (ii)  the market price of the Offer Securities; or

            (iii) the success, marketing or settlement of the Offer; or

      (b)   leads, or is likely to lead:

            (i) to a contravention by that Underwriter of, or that Underwriter being involved in a contravention of, the Corporations Act or any other applicable law; or

            (ii) to a liability for that Underwriter under the Corporations Act or any other applicable law.

      In forming that reasonable opinion the Underwriter will take into account any remedy or cure which has been effected (in the case of matters capable of remedy or cure).

10.3  Right of termination after Allotment Date

      If any one or more of the following events occurs at any time in the period from the Allotment Date to 6pm on the Instalment Shortfall Sale Date an Underwriter may terminate its obligations under this agreement to underwrite payment of the Final Instalment on the


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                                                                           25.
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      Instalment Shortfall Units (without cost or liability to itself) by notice in writing to the Responsible Entity specifying the relevant event:

      (a) (suspension) the ASX suspends quotation of the Units for 3 or more consecutive Business Days or removes the Trust from the official list of ASX;

      (b) (certificate) the Certificate which is required to be furnished by the Responsible Entity under clause 8.4 is not furnished when required or a statement in that certificate is untrue, incorrect or misleading in a material respect;

      (c) (breach or contravention) the Responsible Entity, ROP or Reckson Associates or any director or executive officer of the Responsible Entity, ROP or Reckson Associates commits any act of fraud, contravenes the Scheme Constitution or any applicable law or agreement, fails to perform any obligation under this agreement or a representation or warranty given by the Responsible Entity or ROP under this agreement is untrue or incorrect;

      (d) (solvency) the Trust, the Responsible Entity or Reckson Associates is or becomes insolvent;

      (e) (material contracts) any of the Transaction Documents or any other of the material contracts summarised in the Offer Document is terminated (whether by breach or otherwise), rescinded, altered or amended in a material respect without the prior written consent of the Underwriters (which consent shall not be unreasonably withheld) or is found to be void or voidable;

      (f) (responsible entity) the Responsible Entity indicates an intention to retire as responsible entity of the Trust or ceases to be the responsible entity of the Trust without the prior written approval of the Underwriters.

10.4  Claims

      Nothing contained in this clause 10 shall prejudice or nullify any Claim or other right (including under clause 4.6) which the Underwriters or any other Indemnified Party may have against the Responsible Entity or ROP, or which the Responsible Entity or ROP may have against the Underwriters, for or arising out of any breach of covenant, warranty or representation or failure to observe or perform an obligation under this agreement.

10.5  Notification

      The Responsible Entity must notify the Underwriters in writing immediately after becoming aware that any of the events referred to in clause 10.1 or 10.3 has occurred or is about to occur.

10.6  Effect of termination

      (a) In the event that an Underwriter (the "Terminating Underwriter") terminates its obligations under this agreement pursuant to clause
            10.1 or 10.3 or refuses to waive fulfilment of a condition under clause 2.1, it shall thereupon be relieved of its


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            obligations under this agreement and shall be entitled to payment and reimbursement in accordance with clause 9.3.

      (b) The exercise by the Terminating Underwriter of its rights upon the happening of an event specified in clause 10.1 or 10.3 does not automatically terminate the obligations of the other Underwriter (the "Remaining Underwriter").

      (c) If the Terminating Underwriter gives notice to the Remaining Underwriter of its intention to terminate its obligations under this agreement upon the happening of an event specified in clause
            10.1 or 10.3 or the Terminating Underwriter refuses to waive fulfilment of a condition under clause 2.1, the Remaining Underwriter must elect by notice in writing to the Terminating Underwriter and the Responsible Entity within 2 Business Days of the Terminating Underwriter terminating its obligations under this agreement as a result of that event to:

            (i)   also terminate its obligations under this agreement; or

            (ii) assume the obligations of the Terminating Underwriter under this agreement.

      If the Remaining Underwriter fails to give notice under this clause 10.6(c) it shall be treated as having also terminated its obligations under this agreement.

      (d) If the Remaining Underwriter gives notice under paragraph (c)(ii) prior to the Settlement Date that it will assume the obligations of the Terminating Underwriter under this agreement the Remaining Underwriter in addition to the fees to which it is entitled under clause 9.1 will also be entitled to the fees that would have been payable to the Terminating Underwriter under clause 9.1 if it had not terminated.

      (e)   If:

            (i) an Underwriter terminates its obligations under this agreement under clause 10.3; and

            (ii) the Remaining Underwriter assumes the obligations of the Terminating Underwriter under clause 10.6(c),

            the Remaining Underwriter in addition to the fees to which it is entitled under clause 9.1 will also be entitled to the fees that would have been payable to the Terminating Underwriter under clause 9.1 if it had not terminated.

11.   ADVERTISING AND PUBLIC ANNOUNCEMENTS

11.1  Promotion of Offer

      The Responsible Entity must at its own cost provide such assistance in connection with the promotion, advertising and marketing of the Offer as is reasonably required by the Underwriters from time to time. The content and other details of any promotional material (which includes any media advertising and marketing material and the format of any roadshow presentation) must be agreed between the Responsible Entity and the Underwriters (such agreement not to be unreasonably withheld or delayed) prior to any


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                                                                           27.
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      statement or release (provided that nothing in this agreement prevents the Responsible Entity from making any announcement which it is required by the Corporations Act or the Listing Rules or any other applicable law to make).

11.2  Responsibility for promotion

      The Responsible Entity is fully responsible for:

      (a) the contents of any promotional material relating to the Offer except where the content of that promotional material has not been agreed under clause 11.1; and

      (b) all announcements and disclosures in respect of the Offer which have been agreed between the Responsible Entity and the Underwriters.

11.3  Disclosure

      (a) The Responsible Entity agrees that subject to any disclosure required by the Corporations Act or the Listing Rules or any other applicable law they must not make any public or media announcement or disclosure in relation to the Offer, its progress, the result of the Offer, the Transaction or their underlying business without the prior approval of the Underwriters which must not be unreasonably withheld or delayed.

      (b) For the avoidance of doubt clause 11.3(a) does not prevent Reckson Associates making any public or media announcement or disclosure in relation to the Offer, its progress, the result of the Offer, the Transaction or its underlying business:

            (i) to the extent required by, the operating rules of the NYSE or any other applicable law; or

            (ii) in response questions or requests for information from investors or media provided that such disclosure is not inconsistent with the Offer
      Document.

12.   ACCESS TO INFORMATION

12.1  Access and information

      The Responsible Entity agrees to allow the Underwriters and their officers and advisers reasonable access to their premises, books and records at all reasonable times (before the Allotment Date or, thereafter, during the currency of any regulatory or other proceedings or investigation in connection with the Offer Document or the Offer) to enable the Underwriters to obtain any information which the Underwriters reasonably require in relation to the Offer or the Transaction.

12.2  ASX and ASIC

      Without limiting the generality of clause 12.1, the Responsible Entity must promptly give the Underwriters copies of notifications to and approvals of ASX and ASIC, evidence of any lodging of the Offer Document and any other similar material relating to the Offer.


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12.3  Due diligence materials

      The Responsible Entity must provide the Underwriters with full and free access to, and on request, copies of, the Due Diligence Report, the Verification Material and all materials and documents used or created in connection with the preparation of the Due Diligence Report and the Verification Material, and must maintain those materials and documents until the Final Instalment Sale Date, and thereafter for at least six years from the Final Instalment Sale Date for that purpose.

13.   ACKNOWLEDGMENTS

13.1  Acknowledgments

      The Responsible Entity and ROP acknowledge that in respect of each
      Underwriter:

      (a) the Underwriter is not retained to and is not required to give tax, legal, regulatory, accountancy or other specialist or technical advice in connection with the Offer;

      (b) while the Underwriter will assist in the co-ordination of due diligence investigations in connection with the Offer, it will rely on its own expertise and on that of specialist legal, accounting and tax advisers in respect of that due diligence;

      (c) any advice, whether written or oral, given by the Underwriter to it, or any communications between the Underwriter and the Responsible Entity or ROP may only be used and relied on by the Responsible Entity or ROP as the case may be and may not be used or relied on by any third party and may not be disclosed to any third party without the prior written approval of the Underwriter (other than the Responsible Entity's and ROP's professional advisers who may place no reliance on such advice);

      (d) the Underwriter is not obliged to disclose to the Responsible Entity or ROP, or utilise for the benefit of the Responsible Entity or ROP, any non-public information which the Underwriter obtains in the normal course of its business where such disclosure or use would result in a breach of any obligation of confidentiality or any internal Chinese Wall policies of the Underwriter; and

      (e) without prejudice to any claim the Responsible Entity or ROP may have against the Underwriter, no proceedings may be taken against any director, officer, employee or agent of the Underwriter in respect of any claim that the Responsible Entity or ROP may have against the Underwriter; and

      (f) it is contracting with that Underwriter on an arms-length basis to provide the services described in this agreement and the Underwriter is not assuming any duties or obligations (fiduciary or otherwise) in respect of it other than those expressly set out in this agreement.

13.2  Agreements

      Each of the Responsible Entity and ROP and each of the Underwriters:


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                                                                           29.
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      (a)   agree that it is solely responsible for making its own independent judgements with respect to the Offer; and

      (b) confirm that it is not the intention to create a fiduciary relationship between them.

14.   GST

14.1  Definitions

      Words defined in the A New Tax System (Goods and Services Tax) Act 1999
      (Cth) have the same meaning in this clause.

14.2  GST payable in addition to fees

      In addition to paying the fees, costs, expenses and disbursements referred to in clauses 9.1 and 9.2 (which are exclusive of GST) and in addition to any other amounts, the Responsible Entity must:

      (a) pay to the Underwriters an amount equal to any GST payable on any supply by the Underwriters under or in connection with this agreement, without deduction or set-off of any other amount; and

      (b)   make that payment:

            (i) as and when the fees, costs, expenses and disbursements referred to in clauses 9.1 and 9.2 or other consideration or part of it must be paid or provided; and

            (ii) if later, such later time being not more than 5 Business Days after a tax invoice has been issued by the Underwriters,

            provided that before that payment is due to be made the Underwriters have given a tax invoice to the Responsible Entity in respect of the GST so payable.

14.3  GST on claims and expenses

      Without limiting the operation of clause 14.2:

      (a) if a payment to satisfy a claim or a right to claim under or in connection with this agreement (for example, for misleading or deceptive conduct or for misrepresentation or for a breach of any warranty or for indemnity or for reimbursement of any cost or expense) gives rise to a liability to pay GST, the payer must pay, and indemnify the payee against the amount of that GST; and

      (b) if a party has a claim under or in connection with this agreement for a cost or expense on which that party must pay GST, the claim is for the cost or expense plus all GST (except any GST for which that party is entitled to an input tax credit).


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15.   NOTICES

15.1  How to give a notice

      A notice, consent or other communication under this document is only effective if it is:

      (a)   in writing, signed by or on behalf of the person giving it;

      (b)   addressed to the person to whom it is to be given; and

      (c)   either:

            (i) delivered or sent by pre-paid mail (by airmail, if the addressee is overseas) to that person's address; or

            (ii) sent by fax to that person's fax number and the machine from which it is sent produces a report that states that it was sent in full.

15.2  When a notice is given

      A notice, consent or other communication that complies with this clause is regarded as given and received:

      (a)   if it is delivered or sent by fax:

            (i) by 5:00pm (local time in the place of receipt) on a Business Day - on that day; or

            (ii) after 5:00pm (local time in the place of receipt) on a Business Day, or on a day that is not a Business Day - on the next Business Day; and

      (b)   if it is sent by mail - on actual receipt.

15.3  Address for notices

      A person's address and fax number are those set out below, or as the person notifies the sender:

      Responsible Entity
      Address:          Level 25 The Chifley Tower
                        2 Chifley Square Sydney NSW 2000
      Fax number:       +612 9293 2912
      Attention:        Company Secretary

      ROP
      Address:          Reckson Associates Realty Corp., 225 Broadhollow Road
                        Melville  NY  11747-4883, USA
      Fax number:       + 631 622 6788
      Attention:        Mr Francis Sheehan


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      UBS
      Address:          Level 25, Governor Phillip Tower,
                        1 Farrer Place, Sydney  NSW  2000
      Fax number:       +612 9324 2558
      Attention:        Chris Madden

      Citigroup
      Address:          Citigroup Centre, 2 Park Street, Sydney  NSW  2000
      Fax number:       +612 8225 5410
      Attention:        Simon Ranson

16.   AMENDMENT AND ASSIGNMENT

16.1  Amendment

      This agreement can only be amended, supplemented, replaced or novated by another agreement signed by the parties.

16.2  Assignment

      A party may only dispose of, declare a trust over or otherwise create an interest in its rights under this agreement with the consent of each other party.

17.   GENERAL

17.1  Governing law

      (a)   This agreement is governed by the law in force in New South Wales.

      (b) Each party submits to the non-exclusive jurisdiction of the courts exercising jurisdiction in the New South Wales, and any court that may hear appeals from any of those courts, for any proceedings in connection with this agreement, and waives any right it might have to claim that those courts are an inconvenient forum.

17.2  Giving effect to this agreement

      Each party must do anything (including execute any document), and must ensure that its employees and agents do anything (including execute any document), that any other party may reasonably require to give full effect to this agreement.

17.3  Waiver of rights

      A right may only be waived in writing, signed by the party giving the waiver, and:

      (a) no other conduct of a party (including a failure to exercise, or delay in exercising, the right) operates as a waiver of the right or otherwise prevents the exercise of the right;

      (b) a waiver of a right on one or more occasions does not operate as a waiver of that right if it arises again; and


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      (c)   the exercise of a right does not prevent any further exercise of that right or of any other right.

17.4  Operation of this agreement

      (a) This agreement and the Mandate Letter contain the entire agreement between the parties and Reckson Associates about its subject matter. Any previous understanding, agreement, representation or warranty relating to that subject matter is replaced by this agreement and the Mandate Letter and has no further effect.

      (b) Any right that a person may have under this agreement is in addition to, and does not replace or limit, any other right that the person may have.

      (c) Any provision of this agreement which is unenforceable or partly unenforceable is, where possible, to be severed to the extent necessary to make this agreement enforceable, unless this would materially change the intended effect of this agreement.

17.5  Inconsistency with other documents

      If this agreement is inconsistent with any other document or agreement between the parties, except as specifically provided this agreement prevails to the extent of the inconsistency.

17.6  Time is of the essence

      Time is of the essence of this agreement.

17.7  Counterparts

      This agreement may be executed in counterparts.

17.8  Attorneys

      Each person who executes this agreement on behalf of a party under a power of attorney declares that he or she is not aware of any fact or circumstance that might affect his or her authority to do so under that power of attorney.

17.9  Responsible Entity

      (a) The Responsible Entity enters into this agreement only in its capacity as responsible entity of the Trust and in no other capacity. A liability arising under or in connection with this agreement can be enforced against the Responsible Entity only to the extent to which it can be satisfied out of the property of the Trust out of which the Responsible Entity is actually indemnified for the liability. This limitation of the Responsible Entity's liability applies despite any other provision of this agreement and extends to all liabilities and obligations of the Responsible Entity in any way connected with any representation or other conduct related to this agreement.

      (b) Any party to this agreement may not sue the Responsible Entity in any capacity other than as responsible entity in respect of the Trust, including seeking the


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            appointment to the Responsible Entity of a receiver (except in relation to property of the Trust), a liquidator, administrator or any similar person.

      (c) The provisions of this clause 17.9 will not apply to any obligation or liability of the Responsible Entity to the extent that it is not satisfied because under the Scheme Constitution or by operation of law there is a reduction in the extent of the Responsible Entity's indemnification out of the assets of the Trust, as a result of the Responsible Entity's fraud, negligence or breach of trust.

      (d) The Responsible Entity is not obliged to enter into any commitment or obligation under this agreement unless its liability is limited in the same manner as in this clause 17.9.

17.10 Indemnities

      The indemnities in this agreement are continuing obligations independent from the other obligations of the Responsible Entity and ROP and continue after this agreement ends or after a Terminating Underwriter terminates its obligations under this agreement. It is not necessary for a party to incur expense or make payment before enforcing a right of indemnity under this agreement.


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                                                                           34.
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                                  SCHEDULE 1

                                  CERTIFICATE


To:          UBS AG
             Citigroup

Attention:   Chris Madden (UBS AG)
             Simon Ranson (Citigroup)

            We hereby certify on behalf of Reckson Australia Management Limited as the responsible entity for the Reckson New York Property Trust (the Responsible Entity), that, except as set out below, the following statements are as at the date of this certificate, to the best of our knowledge having made due inquiries of all of the directors of each of the Responsible Entity, true and not misleading or deceptive:

            (a) the conditions set out in clause 2.1 have been satisfied or otherwise waived by the Underwriters;

            (b) the Responsible Entity and ROP have complied with all of their obligations in respect of the Offer whether arising under the Underwriting Agreement, the Corporations Act, the Listing Rules, the Offer Document, the Timetable or otherwise;

            (c) there has not been any breach by the Responsible Entity or ROP of any of the warranties or representations given or deemed to be given by the Responsible Entity or ROP in clause 4 of the Underwriting Agreement;

            (d) nothing has occurred which is not described in the Offer Document that:

                  (i) has, or is likely to have, a material adverse effect on:

                        (A) the financial condition, financial position or financial prospects of the Trust;

                        (B)   the market price of the Offer Securities; or

                        (C) the success, marketing or settlement of the Offer; or

                  (ii)  leads, or is likely to lead:

                        (A) to a contravention by an Underwriter of, or an Underwriter being involved in a contravention of, the Corporations Act or any other applicable law; or

                        (B) to a liability for an Underwriter under the Corporations Act or any other applicable law;

            (e) no occasion has arisen for the issue of a Supplementary Offer Document;


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                                                                           35.
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            (f)   the representations and warranties contained in clause 4
                  (and given by or deemed to be given the Responsible Entity and ROP are true and correct as at the date of this certificate in respect of the facts and circumstances existing as at today; and

            (g)   no Event of Termination has occurred.

            [Set out details of any relevant exceptions]

            For the purposes of this Certificate:

            (a) "Underwriting Agreement" means the underwriting agreement for the issue of Offer Securities dated on or about 12 August 2005 between UBS AG, Citigroup and the Responsible Entity and ROP; and

            (b) words and expressions used shall have the meanings ascribed to them in the Underwriting Agreement.


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                                                                           36.
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                                  SCHEDULE 2

                                  WARRANTIES

Part 1: The Parties

      (a)   (status):

            (ii) The party is a company limited by shares under (except in the case of UBS and ROP) the Corporations Act

            (iii) Each of UBS and ROP is duly incorporated under the laws of the place of its incorporation.

      (b) (power) The party has full legal capacity and power to enter into this agreement, and in the case of the Responsible Entity the Subscription Agreement, and to carry out the transactions that this agreement and, in the case of the Responsible Entity the Subscription Agreement, contemplates.

      (c) (corporate authority) The party has taken all corporate action that is necessary or desirable to authorise its entry into this agreement, and in the case of the Responsible Entity the Subscription Agreement, and its carrying out the transactions that this agreement, and in the case of the Responsible Entity the Subscription Agreement, contemplates.

      (d) (Authorisations) The party holds each Authorisation that is necessary or desirable to:

                  (i) execute this agreement, and in the case of the Responsible Entity the Subscription Agreement, and to carry out the transactions that this agreement, and in the case of the Responsible Entity the Subscription Agreement contemplates;

                  (ii) ensure that this agreement, and in the case of the Responsible Entity the Subscription Agreement, is legal, valid, binding and admissible in evidence; and

                  (iii) enable it to properly carry on its business,

            and it is complying with any conditions to which any of these Authorisations is subject.

      (e) (agreement effective) This agreement, and in the case of the Responsible Entity the Subscription Agreement, constitutes legal, valid and binding obligations of the party, enforceable against it in accordance with its terms subject to any necessary stamping or registration.

      (f) (no contravention) Neither the execution of this agreement, and in the case of the Responsible Entity the Subscription Agreement, nor the carrying out by the party of


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                                                                           37.
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            the transactions that this agreement, and in the case of the
            Responsible Entity the Subscription Agreement, contemplates, does or will:

            (i) contravene any law to which it is subject or any order of any Government Agency that is binding on it;

            (ii)  contravene any Authorisation;

            (iii) contravene any undertaking or instrument binding on it; or

            (iv) contravene its constitution, and in the case of the Responsible Entity, the Scheme Constitution.

Part 2: The Responsible Entity and ROP

      (a)   (Offer Document) The Offer Document and the Pathfinder Document:

            (i) will comply with all applicable laws, including the Corporations Act (as varied by any modification of, or any exemption from, the Corporations Act given by ASIC pursuant to the Corporations Act);

            (ii) unless the Underwriters otherwise consent in writing (acting reasonably), will be issued in the form initialled by the Responsible Entity and the Underwriters (and in no other form);

            (iii) will not contain a statement which is misleading or
                  deceptive and will not be one from which there is an omission of information required by the Corporations Act; and

            (iv) will not be misleading or deceptive and will not be likely to mislead or deceive.

      (b) (conduct) The Responsible Entity, ROP and Reckson Associates have not engaged in, and will not engage in, conduct that is misleading or deceptive or which is likely to mislead or deceive in connection with the issue of the Pathfinder Document, the Offer Document, the making of the Offer, the Transaction, or making the call for the Final Instalment.

      (c) (no contravention of disclosure obligations) as from the Allotment Date, the Responsible Entity will not breach section 674 of the Corporations Act or any provision of Chapter 3 of the Listing Rules;

      (d) (other material) At the time of publication and at all times on or before the expiry of the Underwritten Period, any announcements, advertisements publicity and roadshow materials made or published by the Responsible Entity, ROP or Reckson Associates or on their behalf or by a related body corporate (each a "Publication") in relation to the Offer, the Transaction or making the call for the Final Instalment shall:

                  (i) not be misleading or deceptive or be likely to mislead or deceive; and


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                                                                           38.
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                  (ii)  comply with all applicable laws,

            and the Responsible Entity and ROP must use their best endeavours to ensure that persons who issue any Publication do likewise.

      (e) (opinions and belief) Any statement of opinion or belief contained in the Pathfinder Document, the Offer Document or in any Publication shall be truly and honestly held by the person making the statement, and the maker of the statement shall have reasonable grounds for holding the opinion or belief.

      (f) (future matters) There are reasonable grounds for the making of all statements contained in the Pathfinder Document, the Offer Document or any Publication provided by the Responsible Entity, ROP or Reckson Associates relating to future matters (including, without limitation, financial forecasts).

      (g) (printed copies) As soon as practicable after the Offer Document is lodged with ASIC, the number of printed copies of the Offer Document that the Underwriters have notified the Responsible Entity before the date of the Offer Document will be delivered to the Underwriters.

      (h) (information) All information provided or to be provided to the Underwriters or their advisers in relation to the Transaction or the Offer by the Responsible Entity, ROP or Reckson Associates or on their behalf or by their solicitors, auditors or officers or any other adviser or consultant or by any expert (as defined in the Corporations Act) was, or will be when provided in its final form, true, complete and accurate in all material respects and the Responsible Entity and ROP will, and will procure that Reckson Associates will, disclose to the Underwriters all information material to the making of an informed investment decision in relation to the Offer Securities.

      (i) (due diligence) The Due Diligence Program will be properly implemented and fully carried out in accordance with the Planning Memorandum, statements contained in the Offer Document will be verified by appropriately qualified persons, the Due Diligence Results will be the results of the investigations described in the Planning Memorandum and the Verification Material will contain the material collected to verify the statements made in the Offer Document (and will be accurate in all material respects).

      (j) (ongoing due diligence) The Responsible Entity will continue until the Allotment Date to conduct the Due Diligence Program in accordance with the Planning Memorandum.

      (k) (winding up) During the Underwritten Period, each of the Responsible Entity, ROP and Reckson Associates (or any entity controlled by the Responsible Entity) shall not:

                  (i)   pass any resolution that it be wound up;

                  (ii) enter into any scheme or composition with or for the benefit of its creditors;


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                                                                           39.
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                  (iii) have a receiver or manager appointed to the whole or any part of its assets or undertakings;

                  (iv) permit any breach or default whereby it is liable to be wound up; or

                  (v)   have an administrator appointed to it; or

            (v) do any other act which has analogous effect under the laws of any jurisdiction having application to it.

      (l) (no contravention) None of the Responsible Entity, ROP or Reckson Associates (and none of their related bodies corporate) has contravened, and before the expiry of the Underwritten Period none of them will contravene, in any material respect, any provision of its constitution, the Scheme Constitution, the Corporations Act (as varied by any modification of, or exemption from, the Corporations Act given by ASIC pursuant to section 741 of the Corporations Act) and any other applicable law or requirement of ASX (except, in the case of a Listing Rule, where compliance with that Listing Rule has been waived in writing by ASX or any agreement binding on it).

      (m) (litigation) Except as disclosed in the Offer Document, none of the Responsible Entity, ROP or Reckson Associates (or any of their related bodies corporate) is involved in any litigation, arbitration or administrative proceeding relating to claims or amounts which are material in the context of the Offer nor, so far as any of them is aware, is any such litigation, arbitration or administrative proceeding pending or threatened.

      (n)   (material contracts) There:

                  (i) is no contract to which the Responsible Entity, the Trust, the US REIT, the US LLC or Reckson Associates (or any of their related bodies corporate) is a party which is material to the making of an informed investment decision in relation to the Offer which has not been disclosed in the Offer Document;

                  (ii) has not been, and will not be before the expiry of the Underwritten Period, a breach by the Responsible Entity, the Trust, the US REIT, the US LLC or Reckson Associates (or any of their related bodies corporate) in a material respect of any provision of any contract which is material to the making of an informed investment decision in relation to the Offer Securities;

      (o) (Prescribed Occurrence) Except as disclosed in the Offer Document or with the prior written consent of the Underwriters during the period commencing on the date of this agreement and ending 90 days after the Allotment Date, no Prescribed Occurrence will occur in respect of the Responsible Entity, the Trust, the US REIT or the US LLC (or any of their controlled entities).

      (p)   (financial position) Except as disclosed in the Offer Document:


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                                                                           40.

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                  (i)   there has been no occurrence which has or will (either
                        itself or together with any other occurrence) materially and adversely affect the value of the Offer Securities, the financial position, profitability or prospects of the Responsible Entity, or the Trust, any of the businesses of the Responsible Entity, or the Trust or any of the property or assets of the Responsible Entity or the Trust or any of the property or assets to be acquired pursuant to the Transaction by the US LLC, the US REIT, the Responsible Entity or the Trust; and

                  (ii) none of the business, assets, liabilities, financial position or prospects of the Responsible Entity or the Trust or any of the property or assets to be acquired pursuant to the Transaction by the US LLC, the US REIT, the Responsible Entity or the Trust has been materially and adversely affected by any matter either financial or otherwise.

      (q) (Certificate) The contents of each Certificate given under this agreement will be true and correct in all material respects as at the date the Certificate is given.

      (r) (no further issues) During the period commencing on the date of this agreement and ending on the day which is 90 days after the Allotment Date, none of the Responsible Entity (nor any associated trust or company raising funds for the use of the Trust), the US REIT or the US LLC shall make, agree to make or announce any issues of units or equity securities (as defined in the Listing Rules) or listed debt securities or any securities convertible into or exchangeable for any such equity securities or listed debt securities, without the prior written consent of the Underwriters, which consent shall not be unreasonably withheld or delayed, other than the issue of the Offer Securities pursuant to the Offer.

      (s) (conduct of business) Until 90 days after expiry of the Underwritten Period except as contemplated in the Offer Document, the Responsible Entity and Reckson Associates will carry on the business of the Trust, the US REIT and the US LLC in the ordinary course and will not dispose or agree to dispose of, the whole or any substantial asset or part of the business of the Trust where that disposal would require approval of holders of Units, without the prior written consent of the Underwriters.

      (t) (licences) The Responsible Entity, Reckson Associates and ROP hold all licences (including in the case of the Responsible Entity a licence authorising it to act as responsible entity of the Trust), permits, Authorisations or consents which are material to the conduct of the Responsible Entity's or Reckson Associates' or ROP's business (as it relates to the Trust, the US REIT and the US
            LLC) and the business of the Trust and all such licences, permits, Authorisations and consents are in full force and effect and not liable to be revoked or not renewed unless otherwise disclosed in the Offer Document.

      (u) (Constitution) The copy of the Scheme Constitution previously provided to the Underwriters by the Responsible Entity is in all material respects a true, correct, up to date and complete copy.


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                                                                           41.
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      (v)   (trust) The trust created under the Scheme Constitution is a valid and subsisting trust and there is no proposal to terminate, reconstitute or resettle that trust and that trust is registered under Chapter 5C of the Corporations Act.

      (w) (Constitution compliance) The Scheme Constitution complies with the Corporations Act and any other applicable law (except to the extent the compliance with any applicable law has been waived or an exemption granted by the ASX or a Government Agency having authority to do so), the Responsible Entity will comply with the Scheme Constitution, and the Scheme Constitution will not be amended in a manner that would:

                  (i)   affect the provisions relating to calls;

                  (ii)  require approval of holders of Units; or

                  (iii) be reasonably expected to be adverse to the interests of holders of Units,

            before the expiry of the Underwritten Period without the prior written consent of the Underwriters, which consent shall not be unreasonably withheld or delayed.

      (x) (Responsible Entity) The Responsible Entity has been duly appointed as the Responsible Entity of the Trust under Chapter 5C of the Corporations Act and there is no proposal that the Responsible Entity retires.

      (y)   (right of indemnity) The Responsible Entity:

                  (i) has the right to be fully indemnified out of the Trust in relation to its liabilities under this agreement, and the right has not been modified, released or diminished in any way;

                  (ii) the Trust's assets are sufficient to satisfy that right in full; and

                  (iii) has not released or disposed of its equitable lien
                        over the Trust's assets.

      (z) (Offer Securities) The Offer Securities will be validly issued and allotted free from all liens, charges and other encumbrances except for the obligation to pay the Final Instalment.

      (aa) (Transaction Documents) Each Transaction Document is a legal valid and binding obligation enforceable in accordance with its terms. No Transaction Document is voidable or liable to rescission for any reason and no Transaction Document or its performance contravenes any applicable law.

      (bb) (ASX waivers) The Responsible Entity has been granted all waivers of the Listing Rules and all declarations and modifications of the Corporations Act which are required to permit:

                  (i)   the Responsible Entity to make the Offer;

                  (ii)  the Trust to become a listed entity on ASX; and


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                                                                           42.

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                  (iii) Reckson Associates and the US LLC to exercise their
                        rights under the LLC Agreement and the Call Option.


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                                                                           43.

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                                  SCHEDULE 3

                                   INDEMNITY

1.    Indemnity

      Subject to paragraph 2 of this schedule 3, the Responsible Entity and ROP agree to jointly and severally indemnify and keep indemnified the Underwriters and their related bodies corporate and each of their directors, officers, employees and advisers (each an "Indemnified Party" and collectively the "Indemnified Parties") from and against all Losses directly or indirectly suffered by, or Claims made against, an Indemnified Party arising out of or in connection with the appointment of the Underwriters pursuant to this agreement including but not limited to:

      (a) (Offer Documents) the issue of the Offer Document, or the making, conduct, or settlement of the Offer (including Losses or Claims arising out of or in connection with the preparation for, or involvement in, investigations conducted by ASIC in relation to the issue of the Offer Document or the Offer);

      (b) (breach) the Responsible Entity or ROP failing to perform or observe any of its obligations or undertakings under this agreement or any other obligations binding on it;

      (c) (misrepresentation) any representation or warranty made or given under this agreement or deemed to have been made or given by the Responsible Entity or ROP under clause 4.5 of this agreement proving to have been untrue or incorrect;

      (d) (authorised publications) any roadshow presentation, announcement, advertisement or publicity made or distributed by or on behalf of an Indemnified Party in relation to the Offer with the prior approval of the Responsible Entity and ROP;

      (e) (generally) any claim that an Indemnified Party has any liability under the Corporations Act (including sections 1041H and 1041I) or any other applicable law in relation to the Offer;

      (f)   (issue) the issue of the Offer Securities; and

      (g) (Instalment Shortfall Units) the forfeiture and sale of the Instalment Shortfall Units,

      provided that Losses or Claims the subject of this indemnity shall not include:

            (i) sub-underwriting fees and other fees that are the responsibility of the Underwriters under clause 9.1 of this agreement; or

            (ii) loss or damage suffered solely as a result of the Underwriters being required to subscribe for the Shortfall Securities or pay the Unpaid Instalment Amount.


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                                                                           44.
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      Each of the paragraphs (a) to (g) (inclusive) of this paragraph 1 shall be construed independently and no paragraph shall be limited by implications arising from any other paragraph.

2.    Extent of indemnity

      The indemnity in paragraph 1 of this schedule 3 does not extend to and shall not be deemed to be an indemnity against Losses suffered by, or Claims made against, an Indemnified Party unless those Losses or Claims are finally judicially determined to result primarily from the negligence, fraud, lack of good faith or wilful misconduct of that Indemnified Party.

3.    Notice

      If the Underwriters become aware of any matter in respect of which an Indemnified Party wishes to claim for indemnification under the indemnity contained in this schedule 3, the Underwriters must promptly notify the Responsible Entity and ROP of the substance of that matter.

4.    Failure to notify

      The failure of the Underwriters to notify the Responsible Entity and ROP pursuant to paragraph 3 of this schedule 3 shall not release the Responsible Entity and ROP from any obligation or liability which they may have pursuant to paragraph 1 of this schedule 3 except that such liability shall be reduced to the extent to which:

      (a) any of the Responsible Entity and ROP has suffered material damage or material loss; or

      (b)   the amount the subject of the indemnity under paragraph 1 of this schedule 3 has increased,

      as a result of the failure to so notify.

5.    Benefits of indemnity

      Each Indemnified Party, whether or not a party to this agreement, shall be entitled to the benefit of the provisions in this schedule 3 and these provisions may be enforced on that Indemnified Party's behalf by the Underwriters.

6.    Preservation of rights

      Subject to paragraph 2 of this schedule 3, the rights of an Indemnified Party under this agreement shall not in any way be prejudiced or affected by:

      (a) any approval given by that party in relation to the Offer Document or any roadshow presentation, announcement, advertisement or publicity made or distributed in relation to the Offer with the prior approval of the Responsible Entity and ROP (whether before or after the date of the Offer Document) (collectively the "Public Material");


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                                                                           45.
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      (b)   any consent to be named in the Public Material;

      (c) any knowledge (actual or constructive) acquired by the Indemnified Party after the date of this agreement of any failure by the Responsible Entity or ROP to perform or observe any of its obligations under this agreement;

      (d) termination of this agreement under clause 2 or any lawful termination by the Underwriters of the obligations to underwrite the Offer under clause 9 of this agreement;

      (e) any inaccuracy in any representation or warranty made or deemed to have been made by the Responsible Entity or ROP under this agreement; or

      (f) any other fact, matter or thing which might otherwise constitute a waiver of or in any way prejudice or affect any right of an Indemnified Party.

7.    Responsible Entity entitled to defend or institute proceedings

      In respect of an Indemnified Claim, the Responsible Entity and ROP shall, subject to paragraphs 10, 11 and 12 of this schedule 3, be entitled to defend the Indemnified Claim or institute such legal or other proceedings in the name of any of the Indemnified Parties and conduct the same under the sole management and control of the Responsible Entity or ROP, as the case may be. The Responsible Entity and ROP must diligently pursue any defence it conducts or any proceedings it takes under this schedule 3 and must consult with and keep the Underwriters and any relevant Indemnified Party informed of the progress of the defence or the prosecution of such proceedings.

8.    Separate representation

      Notwithstanding paragraph 7 of this schedule 3, where the Responsible Entity or ROP is conducting a defence of an Indemnified Claim or proceedings in respect of an Indemnified Claim in the name of an Indemnified Party, the Indemnified Party may engage its own legal or other representation and participate in those proceedings but any reasonable expenses incurred by it in relation to those proceedings shall only be borne by the Responsible Entity and ROP to the extent that those expenses are:

      (a) incurred prior to the Responsible Entity or ROP taking over conduct of that proceeding; or

      (b) incurred with the prior written authority of the Responsible Entity or ROP.

9.    Obligations of Indemnified Parties

      The Indemnified Parties, subject only to paragraph 10 of this schedule 3, must:

      (a) take such reasonable action as the Responsible Entity or ROP requests to avoid, dispute, resist, appeal, compromise or defend any Indemnified Claim in respect of it;

      (b) not settle any Indemnified Claim without the prior written consent of the Responsible Entity or ROP (such consent not to be unreasonably withheld);


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                                                                           46.
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      (c)   render all reasonable assistance and co-operation to the
            Responsible Entity or ROP in the conduct of any legal or other proceedings in respect of an Indemnified Claim;

      (d) do anything reasonably necessary or desirable to ensure that the Responsible Entity or ROP is subrogated to and enjoys the benefit of the rights of the Indemnified Parties in relation to any cross-claims.

      The Underwriters shall be under no obligation to the Responsible Entity in respect of a failure by another Indemnified Party to observe the provisions of this paragraph 9 of this schedule 3.

10.   Conditions precedent to Indemnified Parties' obligations

      The Indemnified Parties are under no obligation under paragraph 9 of this schedule 3 unless at the time the Responsible Entity or ROP requests any of the Indemnified Parties to take any action:

      (a) the Responsible Entity or ROP agrees to indemnify the Indemnified Parties against all Loss incurred by the Indemnified Parties in taking the action required, as and when they fall due, including legal costs and disbursements of its lawyers on a full indemnity basis and the cost of any involvement of any officers of the Underwriters at normal commercial rates;

      (b) the Indemnified Parties, acting reasonably, form the opinion that the Responsible Entity or ROP has and will have available funds to satisfy any of the moneys payable under paragraph 10(a) of this schedule 3, as and when the same become due for payment; and

      (c) if the taking of that action would, in the reasonable opinion of the Underwriters, lead to a risk of damage to an Indemnified Party's reputation or standing.

11.   No Settlement without consent

      The Responsible Entity and ROP must not (without the prior written consent of the Underwriters) settle, compromise or consent to the entry of any judgment in relation to any Indemnified Claim unless:

      (a) such settlement, compromise or consent does not include a statement or admission that an Indemnified Party is or was at fault or culpable, failed to act or contravened any applicable law; and

      (b) the Responsible Entity and ROP obtain an unconditional release of each Indemnified Party from all liability arising out of such Indemnified Claim.


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                                                                           47.
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12.   Right to assume control of proceedings

      An Indemnified Party has a right at any time to reassume any legal or other proceedings defended or instituted by the Responsible Entity or ROP in the name of the Indemnified Party as contemplated by paragraph 7 of this schedule 3 (Reassumed Claim). If an Indemnified Party does this:

      (a) it will have the right to conduct the same under its sole management and control and will have absolute discretion with regards to the conduct of those proceedings including any decision to settle, compromise or consent to the entry of any judgment in relation to any Reassumed Claim the subject of those proceedings but, in doing so, will act reasonably and consult with and take account of the views of the Responsible Entity or ROP so far as is reasonably possible; and

      (b)   the Responsible Entity and ROP must:

            (i) render all reasonable assistance and cooperation to the Indemnified Party in the conduct of any Reassumed Claim; and

            (ii) do anything reasonably necessary or desirable to ensure that the Indemnified Party is subrogated to and enjoys the benefits of the rights of the Responsible Entity or ROP in relation to any cross claims, except where the taking of that action would, in the reasonable opinion of the Responsible Entity or ROP, lead to a risk of damage to the Responsible Entity's or ROP's reputation or standing; and

      (c) any agreement by the Responsible Entity or RPO to indemnify that Indemnified Party under paragraph 10(a) of this schedule 3 in respect of the relevant legal or other proceedings shall no longer apply.

      Paragraph (c) above shall not affect the operation of the indemnity under paragraph 1 of this schedule 3.

13.   Contractual contribution

      If for any reason the indemnities contained in this schedule 3 are unavailable or insufficient to hold harmless any Indemnified Party against any Indemnified Claim (other than as a result of the operation of paragraph 2 of this schedule 3 then the Responsible Entity and ROP each agree to contribute to the relevant Indemnified Claim in accordance with paragraphs 14 to 18 of this schedule 3, in all cases to the maximum extent allowed by law.

14.   Proportional contribution

      The respective proportional contribution of the Responsible Entity and ROP (on the one hand) and the Indemnified Parties (on the other hand) in relation to an Indemnified Claim will be as agreed by the Responsible Entity, ROP and the Indemnified Parties (and failing agreement as determined by a court of competent jurisdiction) having regard to the participation in, instigation of, or other involvement of the Responsible Entity and ROP on the one hand (in relation to the proportional contribution of the Responsible Entity and


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                                                                           48.

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      ROP) and the Indemnified Parties on the other hand (in relation to the proportional contribution of the Indemnified Parties) in the act complained of. Without limiting the generality of this schedule 3, regard must be had to the Indemnified Parties' and the Responsible Entity's and ROP's relative intent, knowledge, access to information and opportunity to correct any untrue statement or omission.

15.   No excess contribution

      The Responsible Entity and ROP agree with the Indemnified Parties that in no event will the Indemnified Parties be required to contribute under paragraph 14 of this schedule 3 to any Indemnified Claim an aggregate amount that exceeds the commission and fees paid to the Underwriters under this agreement.

16.   Limit on contribution

      The Underwriters acknowledge that the Responsible Entity or ROP may enter into arrangements which limit the extent to which the Responsible Entity or ROP may claim against any third party or third parties in connection with the Offer (a Relevant Limitation). Where any damage or loss is suffered by the Responsible Entity or ROP for which the Underwriters would otherwise be jointly and severally liable to the Responsible Entity or ROP with any third party or third parties, the extent to which such loss will be recoverable by the Responsible Entity or ROP from the Underwriters will:

      (a) be limited so as to be in proportion to the Underwriter's contribution to the overall fault for such damage or loss, as agreed between the parties or, in the absence of agreement, as finally determined by a court of competent jurisdiction; and

      (b) be no more than it would have been had any Relevant Limitation not been agreed to by the Responsible Entity or ROP.

      The degree to which the Underwriters may rely on the work of any such third party will be unaffected by any Relevant Limitation.

17.   Right to reimbursement by the Responsible Entity

      If an Indemnified Party pays an amount in relation to an Indemnified Claim where it is entitled to contribution from the Responsible Entity or ROP under this schedule 3, the Responsible Entity and ROP agree to promptly reimburse the Indemnified Party for that amount.

18.   Right to reimbursement by the Indemnified Party

      If the Responsible Entity or ROP pays an amount in relation to an Indemnified Claim where it is entitled to contribution from an Indemnified Party under this schedule 3, the Underwriters agree to promptly reimburse the Responsible Entity and ROP for that amount.

19.   Release of the Indemnified Parties

      Each of the Responsible Entity and ROP agree that no Claim may be made by it against the Indemnified Parties, and each of the Responsible Entity and ROP unconditionally and


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                                                                           49.

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      irrevocably releases and discharges each Indemnified Party from any
      Claim that may be made by it to recover from that Indemnified Party any Losses suffered or incurred by the Responsible Entity or ROP arising directly or indirectly as a result of the participation of that Indemnified Party in the preparation of the Offer Document or in relation to the making of the Offer, except in relation to matters where those Losses are finally judicially determined to result primarily from any the negligence, fraud, lack of good faith or wilful misconduct of that Indemnified Party (except to the extent that such negligence, fraud, lack of good faith or wilful misconduct of that Indemnified Party is induced by, or arises as a result of, an act, omission or advice by or on behalf of the Responsible Entity or ROP).


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                                                                           50.

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                                  SCHEDULE 4

                                   TIMETABLE

Lodgement Date - date for lodgement of Offer
Document with ASIC                                            15 August 2005

Opening Date                                                  29 August 2005

Closing Date                                                 16 September 2005

Shortfall Notification Date                                  19 September 2005

Settlement Date                                              20 September 2005

Allotment Date                                               21 September 2005

Call Date (date by which Call is to be made)                  21 August 2006

Final Instalment Payment Date                                 1 October 2006

Last day for Unpaid Instalment Notice                         11 October 2006

Last day for Instalment Shortfall Sale Date                  10 November 2006


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                                                                           51.


----------------------------------------------------------------------------------------------------------------------

EXECUTED as an agreement.



SIGNED by RECKSON AUSTRALIA
MANAGEMENT LIMITED as
responsible entity of the Reckson New
York Property Trust:

-----------------------------------------------------            -----------------------------------------------------
Signature of director                                            Signature of Executive Vice President

/s/ Scott Rechler                                                      /s/ Michael Maturo
-----------------------------------------------------            -----------------------------------------------------
Name  Scott Rechler                                              Name  Michael Maturo



SIGNED on behalf of RECKSON
OPERATING PARTNERSHIP, L.P.
by RECKSON ASSOCIATES REALTY
CORP., its general partner

By:
     /s/ Michael Maturo
-----------------------------------------------------            -----------------------------------------------------
       Michael Maturo

-----------------------------------------------------            -----------------------------------------------------




SIGNED for UBS AG, AUSTRALIA
BRANCH by its duly authorised officers:


-----------------------------------------------------            -----------------------------------------------------
Signature of authorised officer                                  Signature of authorised officer

      /s/ Russell Cowley                                               /s/ Fergus Horrobin
-----------------------------------------------------            -----------------------------------------------------
Name  Russell Cowley                                             Name  Fergus Horrobin


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                                                                                                                   52.

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SIGNED for CITIGROUP GLOBAL
MARKETS AUSTRALIA PTY
LIMITED under power of attorney in the
presence of:



                                                                 Signature of attorney


                                                                       /s/ Matthew Greenberger
                                                                 -----------------------------------------------------
Signature of witness                                             Name  Matthew Greenberger

   /s/ R. B. B. McCormack
-----------------------------------------------------            -----------------------------------------------------
Name   R. B. B. McCormack                                        Date of power of attorney


                                                                                                                   53.


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